                                                                    EXHIBIT 10.3

                            UNITS PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            CYPRESS BIOSCIENCE, INC.

                                       AND

                           THE PURCHASER NAMED HEREIN

1.       AUTHORIZATION OF SALE OF THE UNITS......................................................................   1
2.       AGREEMENT TO SELL AND PURCHASE THE UNITS................................................................   1
3.       CLOSING DATE; DELIVERY..................................................................................   2

         3.1      Closing........................................................................................   2
         3.2      Delivery Payments..............................................................................   2

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
         COMPANY.................................................................................................   3

         4.1      Organization and Qualification.................................................................   3
         4.2      Due Execution, Delivery and Performance of the Agreements......................................   3
         4.3      Issuance, Sale and Delivery of the Units.......................................................   4
         4.4      Additional Information.........................................................................   4
         4.5      No Material Change.............................................................................   4

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
         PURCHASER...............................................................................................   5
6.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS..................................................   7
7.       REGISTRATION OF THE SECURITIES; COMPLIANCE WITH THE
         SECURITIES ACT..........................................................................................   7

         7.1      Restrictions on Transfer.......................................................................   7
         7.2      Registration Procedures and Expenses...........................................................   8
         7.3      Transfer of Securities After Registration......................................................   9
         7.4      Indemnification................................................................................   9
         7.5      Termination of Conditions and Obligations......................................................  11
         7.6      Information Available..........................................................................  11

8.       BROKER'S FEE............................................................................................  12
9.       NOTICES.................................................................................................  12
10.      CHANGES.................................................................................................  13
11.      HEADINGS................................................................................................  13
12.      SEVERABILITY............................................................................................  13
13.      GOVERNING LAW...........................................................................................  13
14.      COUNTERPARTS............................................................................................  13
15.      REMEDIES................................................................................................  13

APPENDICES

Appendix I      Stock and Warrant Certificates and Funds Transfer Questionnaire
Appendix II     Registration Statement Questionnaire
Appendix III    Investor Qualification Questionnaires (Individual/Partnership,
                Trust or Entity)
Appendix IV     Certificate of Subsequent Sale

                            UNITS PURCHASE AGREEMENT

         This UNITS PURCHASE AGREEMENT ("AGREEMENT") is made as of September ___, 1996 between CYPRESS BIOSCIENCE, INC., a Delaware corporation with its principal place of business at 4350 Executive Drive, Suite 325, San Diego, California 92121 (the "COMPANY"), and the purchaser whose name and address is set forth on the signature page hereof (the "PURCHASER").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Purchaser agree as follows:

         1. AUTHORIZATION OF SALE OF THE UNITS. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale in one or more closings of up to one million five hundred thousand (1,500,000) units of the Company (each a "Unit" and, collectively, the "Units") at a price of $4.00 per Unit. Each Unit consists of two shares of Common Stock of the Company (each a "Share" and collectively, the "Shares") and one Common Stock Purchase Warrant (each a "Warrant" and, collectively, the "Warrants"), entitling the holder to purchase one share of Common Stock of the Company at a purchase price of $2.00, at any time until 5:00 P.M. Eastern Time, on October 1, 2001. The Warrants will be issued pursuant to that certain Warrant Agreement dated as of September 18, 1996 between the Company and American Stock Transfer & Trust Company (the "Warrant Agent"), a copy of which is attached hereto as Exhibit A (the "Warrant Agreement"), and will be evidenced by warrant certificates in the form attached hereto as Exhibit B (the "Warrant Certificates"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Units, the Shares, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the "Securities."

         2. AGREEMENT TO SELL AND PURCHASE THE UNITS. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Units (at the purchase price) shown below:


       NUMBER OF UNITS TO BE      PRICE PER UNIT IN            AGGREGATE
             PURCHASED                DOLLARS                PURCHASE PRICE
       ---------------------      -----------------          --------------
                                       $4.00

The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of


                                       1.

Units to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements."

         3.       CLOSING DATE; DELIVERY.

         3.1 CLOSING. The completion of the purchase and sale of the Units to be issued pursuant to this Agreement (the "Initial Closing") shall occur as soon as practicable after the date on which the Company receives subscriptions for Units in the Minimum Amount, as such term is defined in the Company's Private Placement Memorandum dated September 3, 1996 (the "Memorandum"), and the date on which the Merger Agreement, as defined in the Company's Supplement to Private Placement Memorandum dated September 18, 1996, is executed, or on such other date or dates as may be agreed to by the Company and the Purchaser, but in any event no later than October 15, 1996. The Company may from time to time schedule additional closings (the "Additional Closings") until the Company has sold the Maximum Amount, as such term is defined in the Memorandum, but in any event any and all Additional Closings shall have occurred no later than October 31, 1996. The Initial Closing and any and all Additional Closings are referred to herein as the "Closing."

         All funds received by the Company for the purchase of Units will be held by the Company in an account in the Company's name (the "Escrow Account") established for such purpose by the Company at Union Bank of California until the earlier of the date on which the Company and PRP execute a definitive merger agreement (the "Merger Agreement") and October 15, 1996. Upon receipt of the Minimum Amount and the execution of the Merger Agreement by the Company and PRP on or before October 15, 1996, the Closing will occur and all funds will be released to the Company from the Escrow Account. In the event that the Company and PRP have not executed the Merger Agreement on or before October 15, 1996, all funds held in the Escrow Account will be promptly refunded to subscribers for Units.

         3.2 DELIVERY PAYMENTS. At the Closing, or as soon as practicable following the Closing, the Company shall deliver or cause to be delivered to the Purchaser or the Purchaser's custodian bank, in accordance with the Purchaser's delivery instructions, one or more stock and warrant certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the number of Shares and Warrants comprising the Units set forth in Section 2 above, dated as of the date of Closing. The Company's obligation to complete the purchase and sale of the Units and deliver such stock and warrant certificates to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:


                                       2.

(a) receipt by the Company of a signed and completed Agreement, (b) receipt by the Company, either contemporaneously with the receipt of a signed and completed Agreement or prior to Closing, of immediately available funds, by check or wire transfer, in the full amount of the purchase price for the Units being purchased hereunder; (c) receipt by the Company of a completed Stock and Warrant Certificates and Funds Transfer Questionnaire attached hereto as Appendix I; (d) receipt by the Company of a completed Registration Statement Questionnaire attached hereto as Appendix II; (e) receipt by the Company of a signed and dated Investor Qualification Questionnaire attached hereto as Appendix III; (f) the accuracy of the representations and warranties made by the Purchaser herein as of the Closing; and (g) the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock and warrant certificates and to pay for the Units evidenced thereby shall be subject to the following conditions: (i) the accuracy of the representations and warranties made by the Company herein as of the Closing; and (ii) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing. The Purchaser's obligations hereunder are expressly conditioned on the sale and issuance by the Company of the Units equal to the Minimum Amount and, so long as the Minimum Amount is issued and sold, are not conditioned on the purchase by any or all of the Other Purchasers of the Units, if any, that such Other Purchasers have agreed to purchase from the Company.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

         4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted.

         4.2 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company's execution, delivery and performance of the Agreements (a) have been duly authorized under Delaware law by all requisite corporate action by the Company, and (b) will not violate any law or the Certificate of Incorporation or Bylaws of the Company or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any


                                       3.

properties or assets of the Company or any subsidiary. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.4 hereof may be legally unenforceable.

         4.3 ISSUANCE, SALE AND DELIVERY OF THE UNITS. When issued and paid for, the Securities to be sold hereunder by the Company will be validly issued and outstanding, fully paid and non-assessable.

         4.4 ADDITIONAL INFORMATION. The Company represents and warrants that the information contained in the following documents, which the Company has furnished to the Purchaser, or will furnish if requested by the Purchaser prior to the Closing, is or will be true and correct in all material respects as of their respective final dates:

                  (a) the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 (without exhibits);

                  (b) the Company's Current Report on Form 8-K dated as of February 2, 1996;

                  (c) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 1996;

                  (d) the Company's Current Report on Form 8-K dated as of March 8, 1996;

                  (e) the Company's Proxy Statement dated March 15, 1996 for the Company's 1996 Annual Meeting of Stockholders;

                  (f) the Company's Current Report on Form 8-K dated April 1, 1996; and

                  (g) the Memorandum.

         4.5 NO MATERIAL CHANGE. As of the date hereof, except as may be reflected in the Memorandum, there has been no material adverse change in the financial condition or results of operations of the Company since June 30, 1996.


                                       4.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

         The Purchaser hereby represents, warrants and covenants with the Company as follows:

         5.1 The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Units contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Units; (ii) the Purchaser is acquiring the number of Units set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart- Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Units or any arrangement or understanding with any other persons regarding the distribution of such Units (this representation and warranty not limiting the Purchaser's right to sell in the future); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Units except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder; (iv) the Purchaser has completed or caused to be completed the Stock and Warrant Certificates and Funds Transfer Questionnaire and the Registration Statement Questionnaire, both attached hereto as Appendix I and Appendix II, respectively, for use in preparation of the registration statement to be filed by the Company pursuant to Section 7.2 (the "Registration Statement") and the answers thereto are true and correct to the best knowledge of the Purchaser as of the date hereof and will be true and correct as of the effective date of the Registration Statement (provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company prior to the effective date of the Registration Statement); (v) the Purchaser has, in connection with its decision to purchase the number of Units set forth in
Section 2 above, relied solely upon the information delivered to the Purchaser as described in Section 4.4 above and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed or caused to be completed the Investor Qualification Questionnaire attached hereto as Appendix III.

         5.2 The Purchaser hereby covenants with the Company as follows: (i) prior to the effective date of the Registration Statement (the "Effective Date"), the Purchaser shall


                                       5.

not transfer any Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder, and any transferee of Securities prior to the Effective Date shall agree in advance in a writing acceptable to the Company to be subject to all of the provision of this Agreement with respect to the Securities; and (ii) commencing as of the Effective Date, the Purchaser shall not make any sale of the Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, except sales otherwise made in compliance with the Securities Act and the rules and regulations thereunder. In the event the Purchaser sells Securities by delivery of a prospectus, the Purchaser acknowledges and agrees that on and after the Effective Date, such Securities are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Securities is accompanied by a separate certificate: (i) in the form of Appendix IV hereto, (ii) executed by the Purchaser or by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Securities have been sold in accordance with the Registration Statement and
(B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission"), or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which suspension shall endure for such period as deemed necessary by the Company upon advice of counsel. The Purchaser hereby covenants that it will not sell any Securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. In the event the Company shall give any such notice, the Registration Period, as defined in Section 7.2(c), shall be extended by the number of days during the period from and including the date of the giving of such notice hereunder to and including the date when Purchaser shall then be entitled to sell the Securities pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Securities.

         5.3 The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and


                                       6.

contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.4 hereof may be legally unenforceable.

         6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

         7.       REGISTRATION OF THE SECURITIES; COMPLIANCE WITH THE
SECURITIES ACT.

         7.1      RESTRICTIONS ON TRANSFER.  The Purchaser understands that:

                  (a) each Warrant and each certificate representing the Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR CERTAIN STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                  (b) the Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the Securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.


                                       7.

                  (c) any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such Securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         7.2      REGISTRATION PROCEDURES AND EXPENSES.  The Company shall:

                  (a) within twenty-five (25) days after the release to the Company of the funds held in the Escrow Account, prepare and file with the Commission a Registration Statement in order to register with the Commission the sale of Securities by the Purchaser from time to time through underwriters, agents or otherwise, in negotiated or market transactions or through the automated quotation system of the Nasdaq or the facilities of any national securities exchange on which the Company's common stock is then traded or in privately negotiated transactions;

                  (b) use commercially reasonable efforts, subject to the receipt of necessary information from the Purchasers, to cause the Registration Statement to become effective promptly after the Registration Statement is filed by the Company,

                  (c) use commercially reasonable efforts to prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period of three years following the Closing (the "Registration Period") or, if earlier, until all of the Securities have been sold pursuant thereto (provided that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective if it voluntarily takes any action that would result in Purchaser not being able to sell any of its Securities pursuant to the Registration Statement unless (i) such action is the redemption of the Warrants by the Company; (ii) such action is required under applicable law or taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets and (iii) the Company promptly complies with the requirements of this Section 7.2(c), if applicable);

                  (d) furnish to the Purchaser with respect to the Securities registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or


                                       8.

blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

                  (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Securities pursuant to the Registration Statement; and

                  (g) file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of Purchaser, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities
Act) and it will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell its Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Purchaser, the Company shall deliver to Purchaser a written statement as to whether it has complied with such requirements.

         7.3 TRANSFER OF SECURITIES AFTER REGISTRATION. The Purchaser agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in Section 5(b) and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.4      INDEMNIFICATION.

                  (a) the term "Selling Shareholder" shall mean the Purchaser and, if the Purchaser is an institution, the Purchaser's directors or trustees, officers and employees and each person who controls the Purchaser within the meaning of the Securities Act;

                  (b) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.2; and


                                       9.

                  (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained in Section 5(b) or 7.3 hereof respecting sale of the Securities or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

         The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Section 5(b) or 7.3 hereof respecting sale of the Securities, or any untrue statement of a material fact contained in the Registration Statement on the Effective Date if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of the Purchaser hereunder be greater in amount than the dollar


                                      10.

amount of the proceeds received by the Purchaser upon the sale of Securities giving rise to such indemnification obligation.

         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

         7.5 TERMINATION OF CONDITIONS AND OBLIGATIONS. Notwithstanding anything stated herein to the contrary, the conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities when such Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         7.6 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Securities owned by the Purchaser, the Company will furnish to the Purchaser:

                  (a) as soon as practicable after available (but, in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted


                                      11.

accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K, (iii) its quarterly reports on Form 10-Q, and
(iv) a full copy of the particular Registration Statement covering the Securities (the foregoing, in each case, excluding exhibits);

                  (b) upon the reasonable request of the Purchaser, all exhibits excluded by the parenthetical to paragraph (a) of this Section 7.6; and

                  (c) upon the reasonable request of the Purchaser, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses.

         8.       BROKER'S FEE.

                  (a) Each of the parties hereto hereby represents that, except as provided in Section 8(b), on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Units to the Purchaser; and

                  (b) The Company shall pay to Allen and Company Incorporated and certain other parties (each a "Broker") a fee in an amount of up to eight percent (8%) of the total sales price of any Units sold by such Broker on behalf of the Company.

         9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by facsimile or mailed by first class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so sent by facsimile or mailed and shall be delivered as follows:

                  (a)      if to the Company, to:

                           Cypress Bioscience, Inc.
                           4350 Executive Drive, Suite 325
                           San Diego, California  92121
                           Attention:  Susan E. Feiner


                           with a copy so mailed to:


                                      12.

                  Cooley Godward Castro Huddleson & Tatum
                  4365 Executive Drive, Suite 1100
                  San Diego, California 92121
                  Attention:  Frederick T. Muto, Esq.

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

                  (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

         10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

         11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts entered into and performed entirely in Delaware by Delaware residents.

         14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         15. REMEDIES. In addition to being entitled to exercise all rights and remedies provided herein or granted by law for any breach by the Company hereunder, the Purchaser will be entitled to specific performance of its rights under this Agreement. In that regard, the Company acknowledges and agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.


                                      13.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.



CYPRESS BIOSCIENCE, INC.             PURCHASER




By_______________________________    By:_________________________________

Name:____________________________    Name:_______________________________

Title:___________________________    Title:_______________________________

                                     Address:_____________________________
                                             _____________________________
                                             _____________________________
                                             _____________________________
                                     Telephone:___________________________
                                     Telecopier:__________________________


                                      14.

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER
                   (TO BE READ IN CONJUNCTION WITH THE ENTIRE
                       PURCHASE AGREEMENT WHICH FOLLOWS)

1.       Complete the following items on the Purchase Agreement:

         1.1      (a)      Page 1 - Fill in the number of Units to be Purchased

                  (b)      Page 14 - Signature

                           (i)  Name of Purchaser (Individual or Institution)

                           (ii) Name of Individual representing Purchaser (if an
                                Institution)

                           (iii) Title of Individual representing Purchaser (if
                                an Institution)

                           (iv) Signature of Individual Purchaser or Individual
                                representing Purchaser

         1.2 Appendices I and II - Stock and Warrant Certificates and Funds Transfer Questionnaire and the Registration Statement Questionnaire, respectively:

                           Provide the information requested by the Stock and Warrant Certificates and Funds Transfer Questionnaire and the Registration Statement Questionnaire.

         1.3      Appendix III - Investor Qualification Questionnaire:

                           Provide the information requested by the Investor Qualification Questionnaire. Ensure that you execute the signature page of the Investor Qualification Questionnaire.

         1.4 Return the properly completed and signed Purchase Agreement including properly completed Appendix I, Appendix II and Appendix III to:

                  Cooley Godward LLP
                  4365 Executive Drive, Suite 1100
                  San Diego, CA  92121
                  Attn:  Kelly A. Nelle
                  T:  (619) 550-6443
                  F:  (619) 453-3555

                  PLEASE RETURN THE COMPLETED AND SIGNED AGREEMENT BY FACSIMILE WITH THE ORIGINAL FOLLOWING BY OVERNIGHT COURIER.

                  2. Upon the resale of the Securities by the Purchasers after the Registration Statement covering the Securities is effective, as described in the Purchase Agreement, the Purchaser:

                           (c) must deliver a current prospectus, and annual and quarterly reports of the Company (Forms 10-K and 10-Q) to the buyer (prospectuses and annual and quarterly reports must be obtained from the Company at the Purchaser's request); and

                           (d) must send a letter in the form of Appendix IV to the Company so that the Securities may be properly transferred.

                                                                      APPENDIX I
                                                                     APPENDIX II

                            CYPRESS BIOSCIENCE, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

         1. Please state your or your organization's name exactly as it should appear in the Registration Statement:__________________________________________.

         2. Please provide the following information, as of ______________, 1996:

         (1)                              (2)
                                Number of Shares
                                and Warrants, if any,
                                which you will own
                                after completion of
  Number of Shares              sale of Shares and
  and Warrants which            Warrants you wish
  you wish to be                to be included in the
  included in the               Registration Statement
  Registration
  Statement


         3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Proxy Statement prepared in connection with the Company's 1996 Annual Meeting of Stockholders?

                            / / Yes      / / No

         If yes, please indicate the nature of any such relationships below:


_______________________________________________________________________________

_______________________________________________________________________________

                                                                    APPENDIX III


                            CYPRESS BIOSCIENCE, INC.

                      INVESTOR QUALIFICATION QUESTIONNAIRE
                                  [INDIVIDUALS]

         In connection with a proposed offer to the undersigned of securities of Cypress Bioscience, Inc., a Delaware corporation (the "Company"), the undersigned makes the following representations on which the Company shall be entitled to rely:

         1. The undersigned makes the following representations regarding his or her net worth and/or income, AND HAS CHECKED THE APPLICABLE REPRESENTATION:

         (  )     a.    The undersigned has a net worth, either individually or
                        upon a joint basis with the undersigned's spouse, of at least $1,000,000.

         (  )     b.    The undersigned has had an individual income in excess
                        of $200,000 for each of the two most recent years, or joint income with the undersigned's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

         (  )     c.    The undersigned is a director or executive officer of
                        the Company.

         (  )     d.    The undersigned cannot make any of the representations
                        set forth above.

         In addition, the undersigned represents as follows:

         2.     My full name and primary business address and phone number are

                ______________________________________________________________

         3.     I am a resident of the state of  ___________________________.

         4. I am acquiring the securities solely for my own account and not directly or indirectly for the account of any other person whatsoever, for investment and not with a view to, or for sale in connection with, any distribution of the securities. I do not have any contract, undertaking or arrangement with any person to sell, transfer or grant a participation to any person with respect to the securities.


                                   ____________________________________
                                                (Signature)
                                   ____________________________________
                                                   (Date)

                                                                    APPENDIX III


                            CYPRESS BIOSCIENCE, INC.

                      INVESTOR QUALIFICATION QUESTIONNAIRE
                      [PARTNERSHIP, TRUST OR OTHER ENTITY]

         In connection with a proposed offer to the undersigned of securities of Cypress Bioscience, Inc., a Delaware corporation (the "Company"), the undersigned makes the following representations on which the Company shall be entitled to rely:

         1. The undersigned makes one of the following representations regarding its net worth and certain related matters, AND HAS CHECKED THE APPLICABLE
REPRESENTATION:

         (  )     a.    The undersigned is a trust with total assets in excess
                        of $5,000,000, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

         (  )     b.    The undersigned represents that it is a bank, insurance
                        company, investment company registered under the Investment Company Act of 1940, a business development company, Small Business Investment Company licensed by the U.S. Small Business Administration, or a private business development company.

         (  )     c.    If the undersigned is an employee benefit plan, the
                        undersigned represents either that all investment decisions are made by a bank, insurance company, or registered investment advisor, or that the undersigned has total assets in excess of $5,000,000.

         (  )     d.    If the undersigned is a corporation, partnership or
                        business trust, the undersigned represents that it has total assets in excess of $5,000,000.

         (  )     e.    If the undersigned is not an entity described in
                        paragraphs "a" through "d", the undersigned represents that each of its equity owners is either (i) an entity described in paragraphs "b" through "d"; or (ii) an individual who (A) has an individual net worth, or a joint net worth with such individual's spouse, in excess of $1,000,000, or (B) has had an individual income in excess of $200,000 in each of the two most recent years and reasonably expects an income in excess of $200,000 in the current year, or (C) is a director or executive officer of the Company.

         (  )     f.    The undersigned cannot make any of the representations
                        set forth in paragraphs "a" through "e" above.

         In addition, the undersigned represents as follows:

         2. Its full name and primary business address and phone number are:

______________________________________________________________________________

______________________________________________________________________________

         3. Its form, state and date of organization are (i.e., partnership, corporation or trust, state where organized, date of organization):

______________________________________________________________________________

         4. The entity has sufficient profits and net assets that it does not contemplate disposing of any investment in the Company to satisfy other undertakings or indebtedness. It has made other investments in early stage privately-held companies and the person(s) making the investment decision on its behalf understand the risks attendant with such investments. The knowledge and experience in financial and business matters of the person(s) making the investment decision on its behalf are such that he/she/they are capable of evaluating the merits and risks of an investment in the Company. It is able to bear the economic risk of an investment in the Company as well as the restriction on its ability to sell or transfer the investment for an indefinite period of time. It has had access to such information concerning the Company and the securities as it considered necessary to make an informed decision concerning the proposed investment.

         5. It was not formed for the specific purpose of making an investment in the Company.

         6. It is acquiring the securities solely for its own account and not directly or indirectly for the account of any other person whatsoever, for investment and not with a view to, or for sale in connection with, any distribution of the securities. It does not have any contract, undertaking or arrangement with any person to sell, transfer or grant a participation to any person with respect to the securities.


                                 Name of Entity:


                                 By:_____________________________________
                                                    (Signature)

                                    _____________________________________
                                                      (Name)

                                    _____________________________________
                                                      (Title)

                                    _____________________________________
                                                      (Date)

                                                                     APPENDIX IV

Attention:

                         CERTIFICATE OF SUBSEQUENT SALE

         The undersigned, an officer of, or other person duly authorized by
         __________________________________________________________________
              [fill in official name of individual or institution]

         hereby certifies that he/she sold the units evidenced by the attached certificate on ________ in accordance with registration statement
                        [date]
         number  ______________________________________ and the requirement of
         [fill in the number of or otherwise identify registration statement]

         delivering a current prospectus has been complied with in connection with such sale.


Print or Type:                                      ___________________________

Name (Individual or Institution):                   ___________________________

Name of Individual representing Institution
(if applicable)                                     ___________________________

Title of Individual representing Institution
(if applicable):                                    ___________________________

Signature by:

Individual Purchaser or Individual
representing Institution:                           ___________________________